                                AMENDMENT NO. 14
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS A SHARES)

       The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective July 1, 2005, as follows:

       WHEREAS, the parties desire to amend the Plan to (i) reduce the Rule 12b-1 fee for each of AIM Core Stock Fund, AIM Total Return Fund, AIM Advantage Health Sciences Fund, AIM Multi-Sector Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Dent Demographic Trends Fund, AIM Diversified Dividend Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund, AIM Select Basic Value Fund, AIM Basic Balanced Fund, AIM European Small Company Fund, AIM Global Value Fund, AIM International Small Company Fund, AIM Mid Cap Basic Value Fund, AIM Small Cap Equity Fund, AIM Basic Value Fund, AIM Conservative Allocation Fund, AIM Global Equity Fund, AIM Growth Allocation Fund, AIM Mid Cap Core Equity Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, AIM Moderately Conservative Allocation Fund, AIM Small Cap Growth Fund, AIM Asia Pacific Growth Fund, AIM European Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM International Core Equity Fund, AIM Developing Markets Fund, AIM Global Health Care Fund, AIM Libra Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund, AIM Trimark Small Companies Fund, AIM Global Real Estate Fund, AIM Real Estate Fund, AIM Short Term Bond Fund, AIM Total Return Bond Fund, AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM Health Sciences Fund, AIM Leisure Fund, AIM Technology Fund, AIM Opportunities I Fund, AIM Opportunities II Fund, AIM Opportunities III Fund, AIM Dynamics Fund, AIM Mid Cap Stock Fund and AIM Small Company Growth Fund from 0.35% to 0.25%;
(ii) reduce the minimum asset-based sales charge for such portfolios from 0.10% to 0.00%; (iii) reduce the Rule 12b-1 fee for each of AIM Charter Fund, AIM Constellation Fund, AIM Weingarten Fund and AIM International Growth Fund from 0.30% to 0.25%; and (iv) reduce the minimum asset-based sales charge for such portfolios from 0.05% to 0.00%.

       NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS A SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

       The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class A Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class A Shares of each Portfolio to the average daily net assets of the Class A Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class A Shares of the Portfolio.

                                                     MINIMUM
                                                      ASSET
       AIM COMBINATION STOCK & BOND FUNDS             BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Core Stock Fund                            0.00%        0.25%         0.25%
       AIM Total Return Fund                          0.00%        0.25%         0.25%

                                                     MINIMUM
                                                      ASSET
       AIM COUNSELOR SERIES TRUST                     BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Advantage Health Sciences Fund             0.00%        0.25%        0.25%
       AIM Multi-Sector Fund                          0.00%        0.25%        0.25%

                                                     MINIMUM
                                                      ASSET
       AIM EQUITY FUNDS                               BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Aggressive Growth Fund                     0.00%       0.25%         0.25%
       AIM Blue Chip Fund                             0.00%       0.25%         0.25%
       AIM Capital Development Fund                   0.00%       0.25%         0.25%
       AIM Charter Fund                               0.00%       0.25%         0.25%
       AIM Constellation Fund                         0.00%       0.25%         0.25%
       AIM Dent Demographic Trends Fund               0.00%       0.25%         0.25%
       AIM Diversified Dividend Fund                  0.00%       0.25%         0.25%
       AIM Emerging Growth Fund                       0.00%       0.25%         0.25%
       AIM Large Cap Basic Value Fund                 0.00%       0.25%         0.25%
       AIM Large Cap Growth Fund                      0.00%       0.25%         0.25%
       AIM Mid Cap Growth Fund                        0.00%       0.25%         0.25%
       AIM Select Basic Value Fund                    0.00%       0.25%         0.25%
       AIM Weingarten Fund                            0.00%       0.25%         0.25%

                                                     MINIMUM
                                                      ASSET
       AIM FUNDS GROUP                                BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Balanced Fund                              0.00%        0.25%         0.25%
       AIM Basic Balanced Fund                        0.00%        0.25%         0.25%
       AIM European Small Company Fund                0.00%        0.25%         0.25%
       AIM Global Value Fund                          0.00%        0.25%         0.25%
       AIM International Small Company Fund           0.00%        0.25%         0.25%
       AIM Mid Cap Basic Value Fund                   0.00%        0.25%         0.25%
       AIM Premier Equity Fund                        0.00%        0.25%         0.25%
       AIM Select Equity Fund                         0.00%        0.25%         0.25%
       AIM Small Cap Equity Fund                      0.00%        0.25%         0.25%

                                                     MINIMUM
                                                      ASSET
       AIM GROWTH SERIES                              BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Basic Value Fund                           0.00%       0.25%         0.25%
       AIM Conservative Allocation Fund               0.00%       0.25%         0.25%
       AIM Global Equity Fund                         0.00%       0.25%         0.25%
       AIM Growth Allocation Fund                     0.00%       0.25%         0.25%
       AIM Mid Cap Core Equity Fund                   0.00%       0.25%         0.25%
       AIM Moderate Allocation Fund                   0.00%       0.25%         0.25%
       AIM Moderate Growth Allocation Fund            0.00%       0.25%         0.25%
       AIM Moderately Conservative Allocation Fund    0.00%       0.25%         0.25%
       AIM Small Cap Growth Fund                      0.00%       0.25%         0.25%

                                                     MINIMUM
                                                      ASSET
       AIM INTERNATIONAL MUTUAL FUNDS                 BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Asia Pacific Growth Fund                   0.00%        0.25%         0.25%
       AIM European Growth Fund                       0.00%        0.25%         0.25%
       AIM Global Aggressive Growth Fund              0.00%        0.25%         0.25%
       AIM Global Growth Fund                         0.00%        0.25%         0.25%
       AIM International Core Equity Fund             0.00%        0.25%         0.25%
       AIM International Growth Fund                  0.00%        0.25%         0.25%

                                                     MINIMUM
                                                      ASSET
       AIM INVESTMENT FUNDS                           BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Developing Markets Fund                    0.00%        0.25%         0.25%
       AIM Global Health Care Fund                    0.00%        0.25%         0.25%
       AIM Libra Fund                                 0.00%        0.25%         0.25%
       AIM Trimark Endeavor Fund                      0.00%        0.25%         0.25%
       AIM Trimark Fund                               0.00%        0.25%         0.25%
       AIM Trimark Small Companies Fund               0.00%        0.25%         0.25%

                                                     MINIMUM
                                                      ASSET
       AIM INVESTMENT SECURITIES FUNDS                BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Global Real Estate Fund                    0.00%        0.25%         0.25%
       AIM High Yield Fund                            0.00%        0.25%         0.25%
       AIM Income Fund                                0.00%        0.25%         0.25%
       AIM Intermediate Government Fund               0.00%        0.25%         0.25%
       AIM Limited Maturity Treasury Fund             0.00%        0.15%         0.15%
       AIM Municipal Bond Fund                        0.00%        0.25%         0.25%
       AIM Real Estate Fund                           0.00%        0.25%         0.25%
       AIM Short Term Bond Fund                       0.00%        0.25%         0.25%
       AIM Total Return Bond Fund                     0.00%        0.25%         0.25%

                                                     MINIMUM
                                                      ASSET
       AIM SECTOR FUNDS                               BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Energy Fund                                0.00%        0.25%         0.25%
       AIM Financial Services Fund                    0.00%        0.25%         0.25%
       AIM Gold & Precious Metals Fund                0.00%        0.25%         0.25%
       AIM Health Sciences Fund                       0.00%        0.25%         0.25%
       AIM Leisure Fund                               0.00%        0.25%         0.25%
       AIM Technology Fund                            0.00%        0.25%         0.25%
       AIM Utilities Fund                             0.00%        0.25%         0.25%

                                                     MINIMUM
                                                      ASSET
       AIM SPECIAL OPPORTUNITIES FUNDS                BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Opportunities I Fund                       0.00%        0.25%         0.25%
       AIM Opportunities II Fund                      0.00%        0.25%         0.25%
       AIM Opportunities III Fund                     0.00%        0.25%         0.25%

                                                     MINIMUM
                                                      ASSET
       AIM STOCK FUNDS                                BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Dynamics Fund                              0.00%        0.25%         0.25%
       AIM Mid Cap Stock Fund                         0.00%        0.25%         0.25%
       AIM Small Company Growth Fund                  0.00%        0.25%         0.25%

                                                     MINIMUM
                                                      ASSET
       AIM TAX-EXEMPT FUNDS                           BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO - CLASS A SHARES                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM High Income Municipal Fund                 0.00%        0.25%         0.25%
       AIM Tax-Exempt Cash Fund                       0.00%        0.25%         0.25%

       * The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: July 1, 2005